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                          RAINBOW BRIDGE SERVICES, INC.


                                OPTION AGREEMENT


                              Dated August 22, 1997

                                    RECITALS

          WHEREAS, The Michelson Group, Inc. (the "Holder") has an option
   (the "ACC Option") to purchase 7% of the common stock of American Custom Components, a California corporation, ("ACC") at a price of $.0l per share; and

          WHEREAS, the terms of such option gives Holder certain anti-dilution rights which are not thought to be beneficial in the event of public financing; and

          WHEREAS, concurrently herewith, ACC is entering into an Agreement and Plan of Reorganization with Rainbow Bridge Services, Inc. a public corporation, (the "Company"), and the Company, ACC and the Holder wish to provide for the mutually satisfactory conversion of the ACC Options (with anti-dilution rights) into an option to purchase Company common stock, on the premise that anti-dilution rights will only extend up to the first 10,000,000 shares of the Company common stock outstanding.

          NOW THEREFORE, in consideration of the foregoing, the Company hereby grants to Holder a option (the "Option") to purchase 700,000 shares of the Company's Common Stock (the "SHARES") at the purchase price and on the terms set forth herein. The Holder agrees that an acceptance hereof any ACC Option is terminated.

          1. EXERCISE.

                 (a) PURCHASE PRICE. This Option, or any portion hereof, is exercisable at a purchase price of $0.01 per Share (the "Purchase Price").

                 (b) TIME OF EXERCISE. Subject to Section 2(c), this Option may be exercised in whole or in part (but not as to a fractional shares) at the office of the Company, at any time or from time to time, commencing on the date first written above, provided, however, that this Option shall expire and be null and void if not exercised in the manner herein provided, by 5:00 p.m., local time, three years from the date of this Option (the "Expiration Date").

                 (c) MANNER OF EXERCISE. This Option is exercisable at the Purchase Price, payable, in cash or by check, to the or4er of the Company, subject to adjustment as provided in Section 2 hereof. Upon surrender of this Option, or a portion hereof, with the annexed Subscription Form duly executed, together with payment of the Purchase Price for the Shares purchased (and any applicable transfer taxes) at the Company's principal executive offices, the Holder shall be entitled to receive a certificate or certificates tar the Shares so purchased.


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                 (d) DELIVERY OF STOCK CERTIFICATES. As soon as practicable, but not exceeding 30 days, after complete or partial exercise of this Option, the Company, at its expense, shall cause to be issued in the name of the Holder (or upon payment by the Holder of any applicable transfer taxes, the Holder's assigns) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise, together with such other stock or securities or property or combination thereof to which the Holder shall be entitled upon such exercise, determined in accordance with Section 2 hereof.

                 (e) RECORD DATE OF ISSUANCE OF SHARES. Irrespective of the date of issuance and delivery of certificates for any stock or securities issuable upon the exercise of this Option, or any portion hereof, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the stock or other securities represented thereby immediately prior to the close of business on the date on which a duly executed Subscription Form containing notice of exercise of this Option, or any portion hereof, and payment of the Purchase Price is received by the Company.

          2.     ADJUSTMENTS.

                 (a) ADJUSTMENT FOR SUBDIVISIONS COMBINATIONS OR DIVIDENDS. In case the Company shall, at any time or from time to time, subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the exercise price of this Option in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or d4vidend payable in Common Stock, and each share of Common Stock purchasable upon exercise of the Option shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination or dividend payable in Common Stock.

                 (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company, at any time or from time to time makes or fixes a record date f or the determination of holders of Common Stock, entitled to receive a dividend or other distribution payable in securities of the Company, other than shares of Common Stock, then and in each such event provisions shall be made so that the Holder shall receive upon exercise of the Option, or any portion hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had its Option, or any portion hereof, been exercised into common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 2 with respect to the rights of the Holder of the Option.

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                 (c) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION.
   If the Common Stock issuable upon the exercise of the Option, or any portion hereof, is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then and in any such event the, Holder shall have the right thereafter, upon exercise of the Option, or any portion hereof, to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, in an amount equal to the amount that the Holder would have been entitled to had the Holder exercised the Option, or any portion hereof, immediately prior to such recapitalization. reclassification or other change, but only to the extent the Option, or any portion hereof, is actually exercised, all subject to further adjustment as provided herein.

                 (d) REORGANIZATIONS MERGERS CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of the Common Stock provided for elsewhere in this Section 2) or merger or consolidation of the Company with. or into another corporation, or a sale of all or substantially all of the Company's properties and assets to any other person then, as a. part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Option, or any portion hereof, (and only to the extent the Option is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities1 deliverable upon the exercise of this Option, or any portion hereof, would otherwise have been entitled on such capital reorganization, merger, consolidation, or sale.

          3.     RESTRICTION ON TRANSFER.

                  (a) The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that (i) the Holder has knowledge of the business and affairs of the Company, and (ii) this Option and the Shares issuable upon the exercise of this Option, or any portion hereof, are being acquired for investment and not with a view to the distribution hereof, and that absent an effective registration statement under the Securities Act of 1933 ("Act"), covering the disposition of this Option, or any portion hereof, or the Shares issued or issuable upon exercise of this Option, or any portion hereof. they will nor he sold. transferred. assigned. hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Act. The Holder consents to the making of a notation in the Company's records or giving to any transfer agent of the Option or the Shares an order to implement such restriction on transferability.

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          This Option and the Shares issuable upon the exercise of this Option, or any portion hereof, shall bear the following legend or a legend of similar import, provided, however, that such legend shall be removed, or not placed upon the Option or the certificate or other instrument representing the Shares, as the case may be, if such legend is no longer necessary to assure compliance with the Act:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE ACT. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

          4. PAYMENT OF TAXES. All Shares issued upon the exercise of this Option, or any portion hereof, shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may be imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the Holder surrendered in connection with the purchase of such Shares, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

          5. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Option, or any portion hereof, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Option, or any portion hereof, and payment of the Purchase Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

          6. NOTICES TO HOLDER. Nothing contained in this Option shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, postage prepaid, return receipt requested:

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                  (a) If to the Holder, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to its address of its principal executive offices.

          7. REPLACEMENT OF OPTION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Option and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Option, the Company will execute and deliver, in lieu thereof, a new Option of like tenor.

          8. REGISTRATION. The Company agrees to file a Form S-B Registration Statement registering the Shares underlying the Options within 6 months of the date hereof. In addition, the Company grants the following additional registration rights:

                  (a) The Company shall advise the Holder or its transferee, whether the Holder holds the Option or has exercised the Option and holds any Shares underlying the Options, by written notice ten days prior to the filing of any Registration Statement or post-effective amendment thereto under the Act covering any securities of the Company, for its own account or for the account of others, and will until August 31, 2001, upon the request of the Holder, include in any such post-effective amendment or registration statement, such information as may be required to permit a public offering of the Shares; provided, however, that if the managing underwriter of the offering believes that the inclusion of the shares would materially adversely effect the commercial feasibility of the offering. The Company shall not be obligated to include the shares in such offering. The Company shall supply prospectuses and such other documents as the Holder may request in order to facilitate the public sale or other disposition of the Shares, use its best efforts to register and qualify any of the Shares for sale in such states as such Holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Shares. The Holder shall furnish information and indemnification as set forth in Section 9.

                  (b) If any 50% holder (as defined below) shall give notice to the company at any time to the effect that such Holder desires to register under the Act the common Stock underlying the Option under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved then the Company will promptly, but no later than 120 days after receipt of such notice, file a registration statement pursuant to the Act, to the end that the Shares may be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become and remain effective (including the taking of such steps as are necessary to obtain removal of any stop order); provided, that such holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% holder may, at its option, request the filing of a registration statement under the Act on one occasion. The cost of the registration shall be borne by the Company.

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          9. INDEMNIFICATION. The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.


          10. SUCCESSORS. All the covenants, agreements, representations and options contained in this Option shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

          11. CHANGE; WAIVER. Neither this Option nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          12. HEADINGS. The section headings in this Option are inserted for purposes of convenience only and shall have no substantive effect.

          13. LAW GOVERNING. This Option shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the State of California, without giving effect to principles of conflict of laws.

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           IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer and this Option to be dated as of the date first above written.

                                    RAINBOW BRIDGE SERVICES, INC.


                                     By: /s/ Martin T. Walk
                                         ------------------------------
                                     Name: Martin T. Walk
                                     Title: President

                                     Accepted by Holder as of the date
                                       written above:

                                         /s/ Bruce Benman
                                         -------------------------------
                                         Bruce Benman
                                         President

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